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                         THE ADVISORS' INNER CIRCLE FUND

                          MDL Broad Market Fixed Income
                        MDL Large Cap Growth Equity Fund


                       SUPPLEMENT DATED SEPTEMBER 8, 1999
                      TO THE PROSPECTUS DATED MARCH 1, 1999


     The Prospectus, dated March 1, 1999, for the MDL Broad Market Fixed Income Fund ("Fixed Income Fund") and the MDL Large Cap Growth Equity Fund ("Equity Fund") is hereby amended and supplemented as follows:

At the beginning of the section "DIVIDENDS, DISTRIBUTIONS AND TAXES," the following paragraph replaces the first paragraph:


The Fixed Income Fund distributes its income on a monthly basis and makes distributions of capital gains, if any, at least annually. In addition, the Equity Fund distributes its income on a quarterly basis and makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.






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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE